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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):        April 15, 1998
                                                            --------------

                       BANC ONE AUTO GRANTOR TRUST 1996-B
                    -----------------------------------------
                    (Issuer with respect to the Certificates)


                            BANC ONE ABS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                      Ohio
                  ---------------------------------------------
                  (State or other jurisdiction of organization)

        333-3457                                   31-1467431
------------------------              ------------------------------------
(Commission File Number)              (IRS Employer Identification Number)



c/o Bank One, Arizona, N.A., as Servicer, Attn: Tom Lewis
201 North Central Avenue, Phoenix, Arizona                              85004
------------------------------------------                            ---------
(Address of principal executive offices)                              (Zip Code)


                                 (602) 221-3704
               --------------------------------------------------
               Registrant's telephone number, including area code

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



Item 5.    Other Events

           On April 15, 1998, the Banc One Auto Grantor Trust 1996-B (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.55% Asset Backed Certificates and Class B 6.70% Asset Backed Certificates. Exhibit
           99.1 of this Form 8-K, the Monthly Statement and certain additional information, was distributed to the Certificateholders of record.

           This report on Form 8-K is being filed in accordance with a no-action letter dated August 16, 1995 issued by the staff of the Division of Corporate Finance of the Securities and Exchange Commission to Bank One, Texas, N.A., as originator and servicer of Bank One Auto Trust 1995-A. Consistent with such no-action letter, the Trust is hereby filing the Monthly Statement and certain additional information reflecting the Trust's activities for the Interest Period from March 16, 1998 through April 14, 1998 and for the Collection Period from March 1, 1998 through March 31, 1998.


Item 7.    Exhibits

           See page 4 for Exhibit Index.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BANC ONE AUTO GRANTOR TRUST 1996-B

                                    By:   Bank One, Arizona, N.A., as Servicer
                                            on behalf of the Trust

                                    By:   /s/  Tracie H. Klein
                                          ---------------------------
                                          Tracie H. Klein
                                          Vice President



Date:  April 10, 1998
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EXHIBIT INDEX


Exhibit         Description                                                             Page
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
99.1            Monthly Statements and Additional Information...........................5-13